LONG-TERM DEBT	12 Months Ended
Dec. 31, 2011
LONG-TERM DEBT [Abstract]
LONG-TERM DEBT
NOTE 5 – LONG-TERM DEBT

Long-term debt at December 31 consisted of the following (in thousands):

	2011	2010

5.88% Title XI note payable, due March 2012, secured by the Gorilla VI	$7,109	$21,361
2.80% Title XI note payable, due October 2013, secured by the Gorilla VII	30,898	46,348
5.0% Senior Notes, due September 2017, net of discount (5.1% effective rate)	398,394	398,111
4.33% Title XI note payable, due May 2019, secured by the Scooter Yeargain	45,598	51,678
7.875% Senior Notes, due August 2019, net of discount (8.0% effective rate)	497,511	497,181
3.525% Title XI note payable, due May 2020, secured by the Bob Keller	50,801	56,779
3.158% Title XI note payable, due July 2021, secured by the Bob Palmer	104,047	114,453
Total long-term debt	1,134,358	1,185,911
Less: Current maturities	(45,023)	(52,166)
Long-term debt, excluding current maturities	$1,089,335	$1,133,745

Maturities over the next five years are $45.0 million in 2012, $37.9 million in 2013, and $22.5 million in each of 2014, 2015, and 2016.

The Company's Title XI notes (the “Title XI Notes”) are guaranteed by the U.S. Government under the U.S. Department of Transportation's Maritime Administration (“MARAD”) Title XI Federal Ship Financing Program.  Principal and interest on the Title XI Notes are payable semiannually on various dates throughout the year.

On August 30, 2010, Rowan issued $400 million aggregate principal amount of 5.0% Senior Notes due 2017 (the “5% Senior Notes”), in an SEC registered offering at a price to the public of 99.504% of the principal amount.  Net proceeds to the Company, after underwriting discount and offering expenses, were $395.5 million, which we used in 2010 to retire high-coupon debt assumed in the Company's 2010 acquisition of Skeie Drilling & Production ASA (“SKDP”).  The 5% Senior Notes will mature on September 1, 2017.  Interest on the 5% Senior Notes is payable semi-annually on March 1 and September 1 of each year to the holders of record on the immediately preceding February 15 or August 15, respectively.

The Senior Notes are general unsecured, senior obligations. Accordingly, they rank:

• senior in right of payment to all of the Company's subordinated indebtedness, if any;

• pari passu in right of payment with any of the Company's existing and future unsecured indebtedness that is not by its terms subordinated to the Senior Notes, including any indebtedness under the Company's senior revolving credit facility (other than letter of credit reimbursement obligations that are secured by cash deposits);

• effectively junior to the Company's existing and future secured indebtedness (including indebtedness under its secured notes issued pursuant to the MARAD Title XI program to finance several offshore drilling rigs), in each case, to the extent of the value of the Company's assets constituting collateral securing that indebtedness; and

• effectively junior to all existing and future indebtedness and other liabilities of the Company's subsidiaries (other than indebtedness and liabilities owed to the Company).

The Company may, at its option, redeem any or all of the Senior Notes at any time for an amount equal to 100% of the principal amount to be redeemed plus a make-whole premium and accrued and unpaid interest to the redemption date.  The Company may purchase Senior Notes in the open market, or otherwise, at any time without restriction under the indenture.  The Company is not required to make mandatory redemption or sinking fund payments with respect to the 5% Senior Notes.

The indenture governing the 5% Senior Notes contains covenants that, among other things, limit the ability of the Company to (a) create liens that secure debt, (b) engage in sale and leaseback transactions and (c) merge or consolidate with another company.

In connection with the 2010 acquisition of SKDP, the Company assumed first and second lien bonds of SKDP with a par value of approximately $225 million and $267 million, respectively, as of the acquisition date.  The first and second lien bonds were revalued and recognized at fair values aggregating $250 million and $279 million, respectively.  The Company retired all of the SKDP debt in 2010 through a combination of open market purchases and redemption, and recognized a net gain on extinguishment of $5.3 million.

Certain of the SKDP bondholders disputed the Company's ability to call the debt in 2010; consequently, pending arbitration proceedings, the Company deposited in escrow with the bond trustee $15.3 million, which was classified as restricted cash on the Consolidated Balance Sheet at December 31, 2010, to cover interest that would accrue on the first lien bonds until their May 2011 call date, and on the second lien bonds until their respective call dates in March and July 2011.  In June 2011, the Company won both arbitrations and received the $15.3 million placed in escrow plus attorneys' fees and other expenses. The effect of the settlement on results of operations was not material.

Effective June 30, 2011, the Company amended and restated its credit agreement dated September 16, 2010.  Under the new agreement (the “2011 Credit Agreement”), the Company may borrow up to $500 million on a revolving basis through June 30, 2016.  Interest and commitment fees payable under the 2011 Credit Agreement are based in part on the Company's then current credit ratings.  The annual commitment fee is currently 0.25% of the unused commitment, and advances would currently bear interest at Libor plus 1.75% per annum.  There were no amounts drawn under the 2011 Credit Agreement at December 31, 2011.  The 2011 Credit Agreement limits total consolidated indebtedness and contains events of default, the occurrence of which may trigger an acceleration of amounts outstanding under the agreement.

Rowan's debt agreements contain provisions that require minimum levels of working capital and stockholders' equity, limit the amount of long-term debt, limit the ability of the Company to create liens that secure debt, engage in sale and leaseback transactions, merge or consolidate with another company and, in the event of noncompliance, restrict investment activities and asset purchases and sales, among other things.  Additionally, the revolving credit facility agreement provides that the facility will not be available in the event of a material adverse change in the Company's condition, operations, business, assets, liabilities or ability to perform.  The Company was in compliance with each of its debt covenants at December 31, 2011.

Rowan's debt agreements also specify the minimum insurance coverage for the Company's financed rigs.  The extent of hurricane damage sustained throughout the Gulf Coast area in recent years has dramatically increased the cost and reduced the availability of insurance coverage for named windstorm losses. As a result, Rowan does not currently maintain windstorm physical damage coverage on any of its U.S. Gulf of Mexico rigs.  MARAD has waived certain windstorm insurance coverage requirements under the loan agreements, for which the Company agreed to a covenant to maintain a minimum cash balance of up to $25 million, which actual amount varies depending on location of the applicable rigs, and is currently $10 million.  Rowan remains subject to restrictions on the use of certain insurance proceeds should the Company experience future windstorm losses.  Each of these security provisions will be released by MARAD should Rowan obtain windstorm coverage that satisfies the original terms of its debt agreements.